UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         October 13, 2005

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50884	94-3120386

(Commission File Number)	(IRS Employer Identification No.)

4041 Forest Park Avenue, St. Louis, Missouri	63108

(Address of Principal Executive Offices)	(Zip Code)

(314) 615-6940

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 12, 2005, Biosense Webster, Inc., a Johnson & Johnson company, announced that it had received clearance by the U.S. Food and Drug Administration (FDA) for devices that aid electroanatomical mapping. The CARTO™ RMT Navigation System, NAVISTAR® RMT Steerable Tip Diagnostic Catheter, and REFSTAR™ RMT Catheter with the QWIKPATCH® External Reference Patch products were all designed to integrate with the NIOBE® Magnetic Navigation System designed by Stereotaxis, Inc. (Nasdaq: STXS). The clearance of these Biosense Webster products by the FDA provides electrophysiologists additional tools and maneuvering capabilities when using the NIOBE® Magnetic Navigation System to allow doctors to steer a catheter remotely.

The above referenced products, none of which are ablation catheters, are the first to be commercialized in the United States pursuant to Stereotaxis' strategic alliance with Biosense.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: October 13, 2005	By:	/s/ James M. Stolze
Name:	James M. Stolze
Title:	Vice President and Chief Financial Officer